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                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549

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                                FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF THE
                     SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 21, 1997


                             BEA SYSTEMS, INC.
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          DELAWARE                        000-22369                      77-0394711
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE NO.)     (IRS EMPLOYER IDENTIFICATION NO.)
      OF INCORPORATION)
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  385 MOFFET PARK DRIVE, SUITE 105, SUNNYVALE, CALIFORNIA           94089-1208
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


                                (408) 743-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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                   INFORMATION TO BE INCLUDED IN REPORT

ITEM 9.  SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     On July 21, 1997, BEA Systems, Inc., a Delaware corporation, offered
1,200,000 shares of its Common Stock in an offshore offering to investors outside the United States, which shares were eligible to be sold in reliance on Regulation S under the Securities Act of 1933, as amended. The sale of a portion of such shares was closed on July 25, 1997. The underwriters for the transaction were Goldman Sachs International; Alex. Brown & Sons
International; Robertson, Stephens & Company LLC; and SoundView Financial
Group, Inc. The offering price for the sale was $17.00 per share. The underwriting discount for the sale was $0.89 per share.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BEA SYSTEMS, INC.




                                By  /s/ Steve L. Brown
                                  ------------------------------
                                   Steve L. Brown
                                   Executive Vice President, Chief Financial
                                   Officer and Secretary

Date:  August 1, 1997


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